CONSULTING GROUP CAPITAL MARKETS FUNDS (the “Trust”)
LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS (the “Portfolio”)

SUPPLEMENT DATED DECEMBER 17, 2008
TO THE PROSPECTUS DATED JANUARY 2, 2008

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information (“SAI”). Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or SAI.

On December 3, 2008, the Trust’s Board of Trustees approved the hiring of Cullen Capital Management, LLC, as an investment subadviser to the Portfolio and approved the termination of AllianceBernstein, L.P. as a subadviser to the Portfolio.

Effective December 17, 2008, information pertaining to AllianceBernstein, L.P. and its management of a portion of the Portfolio is deleted from the Prospectus.

Effective December 17, 2008, the following disclosure is added to the section entitled, “How the subadvisers select the Portfolio’s investments” on page 6 of the Prospectus:

The manager has selected three subadvisers to manage the Portfolio. The percentage of the Portfolio’s assets allocated to the subadvisers is 40% to Cambiar Investors, LLC, 40% to NFJ Investment Group L.P. and 20% to Cullen Capital Management, LLC.

Cullen Capital Management, LLC (“Cullen”) takes a long-term bottom-up approach to investing focusing on low price-to-earnings (“P/E”) and low price-to-book stocks with high yields and growing dividends.  After conducting multiple internal research screens as well as trend analysis conducted on economic sectors and industry price momentum, Cullen narrows the potential universe of stocks from 6,000 to approximately 300.  The final research step is the search for a catalyst for continued growth of earnings and dividends.  The portfolio managers have a bias toward companies with low forward P/E ratios, high levels of corporate cash and low levels of debt. The percentage of the Portfolio’s assets allocated to Cullen is 20%.

The following is added to the section entitled “The Subadvisers” on page 36 of the Prospectus:

Portfolio	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
Large Capitalization Value Equity Investments	Cullen Capital Management, LLC 645 Fifth Avenue New York, NY 10022	20%
James P. Cullen
President and Portfolio Manager
(2000-present).  Mr. Cullen is a founder of Cullen Capital, and has been its President since 2000. He is also President of Schafer Cullen Capital Management (“Schafer Cullen”), an affiliated investment adviser, since 1983.
				Since 2008
			John C. Gould Portfolio Manager (2000-present). Mr. Gould is Executive Vice President and a Portfolio Manager since May 2000. He has held the same positions at Schafer Cullen since 1989.	Since 2008

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